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                                  EXHIBIT 99.1
                                UHF INCORPORATED
                    CERTIFICATE REQUIRED BY 18 U.S.C. ss.1350





                                  CERTIFICATION

As required by 18 U.S.C. ss.1350, the undersigned certify that this Report on Form 10-QSB fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained in this Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the registrant.


Date:   August 12, 2002                        By:   /s/ Ronald C. Schmeiser
                                                     -----------------------
                                                     Ronald C. Schmeiser
                                                     President